SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the  Registrant  [X]
Filed by a Party  other than the  Registrant  [__]
Check the appropriate box:
[_] Preliminary  Proxy Statement
[_] Confidential, for  Use  of the  Commission  Only  (as  permitted  by
    Rule  14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          CAPITAL BEVERAGE CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying  value of  transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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|__| Fee paid previously with preliminary materials.
|__| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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


                          CAPITAL BEVERAGE CORPORATION
                            1111 EAST TREMONT AVENUE
                              BRONX, NEW YORK 10460

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON

                                DECEMBER 6, 2000


TO THE STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Capital Beverage Corporation (the "Company") has been called for and will be held at 9:00 A.M., Standard Time, on December 6, 2000, at the Waldorf Hotel, 301 Park Avenue, New York, New York 10022 for the following purposes:

     1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

     2. To ratify the appointment by the Board of Directors of Feldman Sherb Ehrlich & Co., P.C. to serve as the independent certified public accountants for the current fiscal year; and

     3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on October 24, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for the examination of any stockholder at the Company's offices at 1111 East Tremont Avenue, Bronx, New York 10460, for ten days prior to December 6, 2000.

                                             By Order of the Board of Directors


                                             Carmine Stella, President

Dated: October 25, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                          CAPITAL BEVERAGE CORPORATION
                                 PROXY STATEMENT
                                 ---------------

                                     GENERAL
                                     -------

     This proxy statement is furnished by the Board of Directors of Capital Beverage Corporation, a Delaware corporation (the "Company"), with offices located at 1111 East Tremont Avenue, Bronx, New York 10460, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on December 6, 2000, and at any adjournments thereof. This proxy statement will be mailed to stockholders beginning approximately October 30, 2000. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

     At the Annual Meeting, Stockholders will be asked to approve and consent:

     1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

     2. To ratify the appointment by the Board of Directors of Feldman Sherb Ehrlich & Co., P.C., to serve as the independent certified public accountants for the current fiscal year; and

     3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Under the Certificate of Incorporation of the Company and under the Delaware Corporation Law (i) the nominees to be selected as a Director in Proposal 1 must receive a plurality of the votes represented by shares of Common Stock present or represented at the Annual Meeting and entitled to vote on the election of directors, and (ii) the affirmative vote of a majority of the votes represented by shares of Common Stock present or represented at the Annual Meeting is necessary to ratify the appointment of Feldman Sherb Ehrlich & Co., P.C. Unless instructions to the contrary are indicated, proxies will be voted "FOR" the election of five (5) directors and "FOR" the ratification of the selection by the Board of Directors of Feldman Sherb Ehrlich & Co., P.C. as the independent certified public accountants of the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR ENDED DECEMBER 31, 1999 (THE "FORM 10-KSB"), WHICH CONTAINS FINANCIAL STATEMENTS AUDITED BY THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, ACCOMPANIES THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE.

     The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment.

     The cost of preparing, assembling and mailing this notice of Annual Meeting, proxy statement, the enclosed Form 10-KSB and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, for no additional remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.


                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF
                            -------------------------

     The Board of Directors has fixed the close of business on October 24, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Annual Meeting, and each holder of record of Common Stock will be entitled to one vote for each share held, with no shares having cumulative voting rights.

     As of the Record Date, there were 2,378,409 shares of Common Stock issued and outstanding, all of which are entitled to one (1) vote per share at the Annual Meeting. Holders of the Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by the shares of Common Stock present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders.

     Management of the Company knows of no business other than those matters specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth certain information, as of October 24, 2000 with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five percent (5%); (ii) each of the Company's officers and directors; and (iii) the directors and officers of the Company as a group:


--------------------------------------------------------------------------------
   NAME AND ADDRESS OF                      SHARES OF COMMON  PERCENTAGE (%) OF
   BENEFICIAL OWNER (1)                       STOCK OWNED       COMMON STOCK
   --------------------                       -----------       ------------
--------------------------------------------------------------------------------
   Carmine Stella(2)                             709,091             26.5%
--------------------------------------------------------------------------------
   Anthony Stella(3)                             77,273              3.3%
--------------------------------------------------------------------------------
   Carol Russell                                    0                  0
--------------------------------------------------------------------------------
   Dawn Collins                                     0                  0
--------------------------------------------------------------------------------
   Joseph Luzzi                                     0                  0
--------------------------------------------------------------------------------
   Robert Vessa                                     0                  0
--------------------------------------------------------------------------------
   All officers and  directors as a
   group (six (6) persons)                       786,364             29.8%
--------------------------------------------------------------------------------


----------

(1) The address of each Stockholder shown above except as otherwise indicated is c/o Capital Beverage Corporation, 1111 East Tremont Avenue, Bronx, New York 10460.

(2) Does not include 333,600 shares of Common stock that may be acquired by Mr. Stella beginning July 17, 1998 upon exercise of 333,600 additional Class A Warrants held by Mr. Stella.

(3) Does not include 83,400 shares of Common Stock that may be acquired by Mr. Anthony Stella beginning July 17, 1998 upon exercise of 83,400 Class A Warrants held by him.

                                PROPOSAL NO. 1:
                                ---------------

                              ELECTION OF DIRECTORS
                              ---------------------

GENERAL
-------

     The Board of Directors consisted of five (5) persons as of the fiscal year ended December 31, 1999 ("Fiscal 1999"). The directors are elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Carmine N. Stella, Robert A. Vessa, Carol Russell, Dawn A. Collins and Joseph M. Luzzi are the nominees for election to the Board of Directors.

     Unless otherwise directed by the stockholder giving the proxy, the proxies in the accompanying form will be voted "FOR" the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS
------------------

     The Board of Directors has the responsibility for managing the operations of the Company but are not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial presentations made at Board meetings. The Board of Directors held one (1) meeting (or executed consents in lieu thereof) in Fiscal 1999, and all of the directors attended all of the meetings of the Board. The Board of Directors has a standing Audit Committee which has authority to retain the independent auditor for the Company and to discuss the financial statements and related matters with said auditor and which consists of Carmine N. Stella, Dawn Ann Collins and Robert A. Vessa.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

     Outside directors do not receive any compensation for their services. Directors who are also officers of the Company do not receive any compensation for serving on the Board of Directors. All directors are reimbursed by the Company for any expenses incurred in attending Director's meetings.

     The following table sets forth certain information regarding the current directors of the Company, the current executive officers of the Company and the director nominees.

NAME                      AGE    POSITION HELD

Carmine N. Stella          48    Chairman of the Board, Chief Executive Officer,
                                 President and Director

Robert A. Vessa            49    Director

Anthony Stella             50    Vice President of Sales and Managing Director

Carol Russell              43    Secretary, Treasurer and Director

Dawn A. Collins            30    Director

Joseph M. Luzzi            51    Director

--------------------------------

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

     CARMINE N. STELLA has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception in December 1995. From 1991 to 1996, Mr. Stella served as the sole officer, director and shareholder of VSI, a wholesale and retail seller of alcoholic and nonalcoholic beverages with $12,000,000 of sales during fiscal year 1994 and $7,000,000 of sales during fiscal year 1995. From 1986 to 1990, Mr. Stella served as President and a director of Gotham Wholesale Beer Distributors, a beer and non-alcoholic beverage wholesaler with annual sales in excess of $20,000,000. Mr. Stella served as President and Director of the Empire State Beer Distributors Association from 1984 to 1988. Mr. Stella received a B.B.A. in Accounting from Bernard M. Baruch College, New York, NY in 1973.

     ROBERT A. VESSA has been a Director of the Company since October 29, 1997. From 1984, Mr. Vessa has acted as Business Affairs Coordinator and a member of the Board of Director of the Empire State Beer Distributors Association. Mr. Vessa received a B.B.A. degree in Marketing and Advertising from Bernard M. Baruch College, City University of New York in 1973.

     ANTHONY STELLA has been a Vice President of Sales and Marketing and an employee of the Company since inception. Mr. Stella has acted as executive sales manager for Vito Santoro, Inc., Gotham Wholesale Beer, Inc., Miller Home Service, Inc. and College Point Beer Distributors over the past 15 years. Anthony Stella is the brother of Carmine Stella.

     CAROL RUSSELL has been the Secretary, Treasurer and Director of the Company since February 1996. From 1991, Mrs. Russell has also served as Comptroller and Operations Manager of VSI from 1991 to present. Mrs. Russell graduated from Central Commercial High School in New York City in 1973.

     DAWN A. COLLINS has served as a Director of the Company since October 29, 1997. Ms. Collins has also served as an accountant for Restaurant Systems international, Inc. since 1995. From 1993 to 1995, Ms. Collins served as an accountant for Ocean View Management. From 1991 to 1993, Ms. Collins was an accountant with Barr Beatty Devlin & Co., Inc. Ms. Collins received a B.B.A in accounting from Baruch College in 1992.

     JOSEPH M. LUZZI has served as a Director of the Company since October 29, 1997. Mr. Luzzi has also served as President, Chief Executive Officer and Chairman of the Board of Directors of Boro Recycling, Inc. since its inception in December 1980. From 1973 to 1980, Mr. Luzzi was the New York City sales manager for the Sunshine Biscuit Company, a subsidiary of American Brands, Inc. Mr. Luzzi attended New York City Community College from 1967 to 1969.

A. EXECUTIVE COMPENSATION.
--------------------------

SUMMARY COMPENSATION TABLE
--------------------------

The following table sets forth the compensation paid to the Named Executive Officers for the fiscal year ending December 31, 1999.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                              Annual Compensation Awards          Long-Term Compensation
                                              --------------------------          ----------------------
        (a)                           (b)     (c)                (d)                     (e)                  (f)

                                                              Other Annual            Restricted         Stock Option
Name and Principal Position           Year    Salary          Compensation               Award               Grants
-----------------------------------------------------------------------------------------------------------------------
Carmine N. Stella                     1999    $302,642.96          -0-                     -0-                -0-
President, Chief Executive Officer,   1998    $307,799.19          -0-                     -0-                -0-
Chairman of the Board                 1997    $291,763.68          -0-                     -0-                -0-


Anthony Stella                        1999    $171,528.96          -0-                     -0-                -0-
Vice President of Sales               1998    $175,579.19          -0-                     -0-                -0-
and Managing Director                 1997    $161,648.68          -0-                     -0-                -0-


Carol Russell                         1999    $ 88,000.44          -0-                     -0-                -0-
                                      1998    $112,115.67          -0-                     -0-                -0-
                                      1997    $105,846.24          -0-                     -0-                -0-

EMPLOYMENT AGREEMENTS
---------------------

     The Company entered into an employment agreement with Mr. Stella on October 1, 1996 which provides for a three-year terms and includes annual compensation of $300,000, plus certain fringe benefits including health and life insurance. The contract was renewed for another three years and will expire in October, 2003. There were no changes made to the original contract. Mr. Stella has continued his employment on a month to month basis.

                                PROPOSAL NO. 2:
                                ---------------

                            RATIFICATION OF SELECTION
                      OF FELDMAN SHERB EHRLICH & CO., P.C.
                             AS INDEPENDENT AUDITORS
                             -----------------------

     The Board of Directors has selected the firm of Feldman Sherb Ehrlich & Co., P.C., independent certified public accountants, to audit the accounts for the Company for Fiscal 2000. The firm of Feldman Sherb Ehrlich & Co., P.C. is the successor to the firm that has previously audited the Company's financial statements. The Company is advised that neither that firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Feldman Sherb Ehrlich & Co., P.C. to be well qualified for the function of serving as the Company's auditors. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Feldman Sherb Ehrlich & Co., P.C. with the Company's financial and other affairs due to its previous service as auditors for the Company.

     One or more representatives of Feldman Sherb Ehrlich & Co., P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted "FOR" the ratification of the selection by the Board of Directors of Feldman Sherb Ehrlich & Co., P.C. as the Company's independent certified public accountants for Fiscal 2000.


                                  MISCELLANEOUS
                                  -------------

REVOCATION OF PROXIES
---------------------

     If the Annual Meeting is adjourned, for whatever reason, the matters shall be considered and voted upon by shareholders at the subsequent "adjourned or postponed meeting", if any.

     You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Annual Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at 1111 East Tremont Avenue, Bronx, New York 10460. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Annual Meeting in accordance with your instructions.

INCORPORATED BY REFERENCE
-------------------------

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 is attached hereto and is incorporated herein by reference.

ADDITIONAL AVAILABLE INFORMATION
--------------------------------

     The Company is subject to the informational filing requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER MATTERS
-------------

     The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

                             STOCKHOLDER'S PROPOSALS
                             -----------------------

     Proposals of stockholders intended to be presented at the next annual meeting must be received in writing, by the President of the Company at its offices by January 31, 2001, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                      By Order of the Board of Directors



                                      Carmine N. Stella
                                      Chief Executive Officer and President

                          CAPITAL BEVERAGE CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Carmine Stella and Carol Russell as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of Capital Beverage Corporation (the "Company") held of record by the undersigned on December 6, 2000 at the Annual Meeting of Stockholders to be held at the Waldorf Hotel, 301 Park Avenue, New York, N.Y. 10019 on December 6, 2000 at 9:00 A.M. Eastern Standard Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes [_] in blue or black ink.

1. Election of five (5) directors: Carmine N. Stella, Robert A. Vessa, Carol Russell, Dawn A. Collins and Joseph M. Luzzi.

     (Mark only one of the two boxes for this item)

     [_] VOTE FOR all nominees named above except those who may be named on this line:

     -----------------------------------------------------------------------
                                       OR

     [_]  VOTE WITHHELD as to all nominees named above.

2. Proposal to ratify appointment of Feldman Sherb Ehrlich & Co., P.C. as the Company's independent certified public accountants:

     FOR [_]      AGAINST [_]      ABSTAIN  [_]

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                                      , 2000
                                    --------------------------------------

                              ------------------------------------------------
                                                 Signature

                              ------------------------------------------------
                                               Print Name(s)

                              ------------------------------------------------
                                            Signature, if held jointly